This is filed pursuant to Rule 497(e).
File Nos. 333-37177 and 811-08403.

(LOGO)                       ALLIANCE INSTITUTIONAL FUNDS, INC.
                             -  ALLIANCEBERNSTEIN REAL ESTATE
                                INVESTMENT INSTITUTIONAL FUND
_______________________________________________________________
c/o Alliance Global Investor Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618

_______________________________________________________________

              STATEMENT OF ADDITIONAL INFORMATION
                          March 1, 2001
                    (as amended May 21, 2001)
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         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus dated March 1, 2001 for Alliance Institutional Funds, Inc. (the "Company") and the separate Prospectus for Class I shares of the AllianceBernstein Real Estate Investment Institutional Fund dated May 21, 2001 (the "Prospectus"). Financial statements for Alliance Institutional Funds, Inc. for the year ended October 31, 2000 are included in the annual report to shareholders and are incorporated into this Statement of Additional Information by reference. Copies of the Prospectus and annual report may be obtained by contacting Alliance Global Investor Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                             Page

DESCRIPTION OF THE FUND..................................
MANAGEMENT OF THE FUND...................................
EXPENSES OF THE FUND.....................................
PURCHASE OF SHARES.......................................
REDEMPTION AND REPURCHASE OF SHARES......................
SHAREHOLDER SERVICES.....................................
NET ASSET VALUE..........................................
DIVIDENDS, DISTRIBUTIONS AND TAXES.......................
PORTFOLIO TRANSACTIONS...................................
GENERAL INFORMATION......................................
REPORT OF INDEPENDENT AUDITORS AND
  FINANCIAL STATEMENTS...................................


________________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

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                     DESCRIPTION OF THE FUND
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         Alliance Institutional Funds, Inc. (the "Company") is an open-end management investment company whose shares are offered in separate series referred to as "Funds." Each Fund is a separate pool of assets constituting, in effect, a separate fund with its own investment objective and policies. A shareholder in a Fund will be entitled to his or her pro-rata share of all dividends and distributions arising from that Fund's assets and, upon redeeming shares of that Fund, the shareholder will receive the then current net asset value of the applicable class of shares of that Fund. (See "Purchase and Sale of Shares," in the Prospectus.) The Company is empowered to establish, without shareholder approval, additional Funds which may have different investment objectives.

         The Company currently has six portfolios:
AllianceBernstein Real Estate Investment Institutional Fund (the "Fund"), which is described in this Statement of Additional Information, and Alliance Premier Growth Institutional Fund, Alliance Quasar Institutional Fund, Alliance Special Equity Institutional Fund, Alliance Technology Institutional Fund and Alliance International Premier Growth Institutional Fund which are each described in a separate Statement of Additional Information, copies of which can be obtained by contacting Alliance Global Investor Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. The Fund changed its name from Alliance Real Estate Investment Institutional Fund to AllianceBernstein Real Estate Investment Institutional Fund effective May 21, 2001.

         Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Company's Board of directors (the "Board of Directors" or the "Directors") without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective

         The Fund's investment objective is to seek a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Investment Policies

         Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Fund will invest for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

         The Fund may invest up to 35% of its total assets in
(a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These instruments are described below. The risks associated with the Fund's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be derivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Risk Considerations--Risk Factors Associated with the Real Estate Industry" in the Prospectus for a description of these and other risks.

         As to any investment in Real Estate Equity Securities, the analysis of Alliance Capital Management L.P., the Fund's investment adviser ("Alliance" or the "Adviser") will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of the

Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which the Adviser may determine from time to time to be relevant. The Adviser will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

         The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the
Fund.   The Fund may invest up to 5% of its total assets in Real
Estate Equity Securities of non-U.S. issuers.

Additional Investment Policies and Practices

         To the extent not described in the Prospectus, set forth below is additional information regarding the Fund's investment policies and practices, including restrictions. Except as otherwise noted, the Fund's investment policies are not designated "fundamental policies" within the meaning of the 1940 Act and, therefore, may be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies and practices without contemporaneous written notice to shareholders.

         Convertible Securities. The Fund may invest up to 15% of its total assets in convertible securities of issuers whose common stocks are eligible for purchase by the Fund under the investment policies described above. Convertible securities include bonds, debentures, corporate notes and preferred stocks.

Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

         When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         Forward Commitments. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets. The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         Standby Commitment Agreements. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. The Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

         Repurchase Agreements. The Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. The Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

         Short Sales. When engaging in a short sale, in addition to depositing collateral with a broker-dealer, the Fund is currently required under the 1940 Act to establish a segregated account with its custodian and to maintain therein liquid assets in an amount that, when added to cash or securities deposited with the broker-dealer, will at all times equal at least 100% of the current market value of the security sold short.

         Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Fund may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

         The Adviser, under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, among other factors, the following:
(1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of security.

         Defensive Position. For temporary defensive purposes, the Fund may vary from its investment objectives during periods in which conditions in securities markets or other economic or political conditions warrant. During such periods, the Fund may increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and, instrumentalities ("U.S. Government Securities"), bank deposit, money market instruments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch,

Inc. ("Fitch") or, if not so rated, of equivalent investment quality as determined by the Adviser.

         Subject to its policy of investing at least 65% of its total assets in equity securities of real estate investment trusts and other real estate industry companies, the Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

Portfolio Turnover

         Generally, the Fund's policy with respect to portfolio turnover is to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Adviser anticipates that the Fund's annual rate of portfolio turnover will not exceed 100%. A 100% annual turnover rate would occur if all the securities in the Fund's portfolio were replaced once within a period of one year. The turnover rate has a direct effect on the transaction costs to be borne by the Fund, and as portfolio turnover increases it is more likely that the Fund will realize short-term capital gains or losses.

Other Restrictions

         In addition to the investment restrictions described below, the Fund has undertaken as a matter of non-fundamental investment policy that it will not (i) invest more than 5% of its total assets in warrants, except for warrants acquired by the Fund as a part of a unit or attached to securities, provided that not more than 2% of the Fund's net assets may be invested in warrants that are not listed on the New York Stock Exchange or American Stock Exchange; (ii) purchase or sell real property (excluding REITs and readily marketable securities of companies which invest in real estate); or (iii) invest more than 15% of its total assets in restricted securities (excluding securities that may be resold pursuant to Rule 144A under the Securities
Act).

Certain Fundamental Investment Policies

         The following restrictions, which supplement those set forth in the Fund's Prospectus, may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less.

         To reduce investment risk, as a matter of fundamental policy the Fund may not:

             (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer;

            (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer;

           (iii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the real estate industry in which the Fund will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities;

            (iv) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real
         Estate Equity Securities;

             (v) borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made;

            (vi) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

           (vii) make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

          (viii) participate on a joint or joint and several basis in any securities trading account;

            (ix)   invest in companies for the purpose of
         exercising control;

             (x) issue any senior security within the meaning of the 1940 Act;

            (xi) make short sales of securities or maintain a short position, unless at all times when a short position is open not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time; or

           (xii) (a) purchase or sell commodities or commodity contracts including futures contracts; (b) invest in interests in oil, gas, or other mineral exploration or development programs; (c) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (d) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

Application of Percentage Limitations

         Except as otherwise indicated, whenever any investment policy or practice, including any restriction, described in the Prospectus or under the heading "Description of the Fund," states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of any such maximum.

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                     MANAGEMENT OF THE FUND
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Adviser

         The Fund's investment adviser, Alliance Capital Management L.P. ("Alliance" or the "Adviser"), 1345 Avenue of the Americas, New York, New York 10105, is a leading international investment adviser managing client accounts with assets as of December 31, 2000 totaling more than $454 billion (of which more than $175 billion represented the assets of investment companies). As of December 31, 2000, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nations' FORTUNE 100 companies), for public employee retirement funds in 41 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 49 registered investment companies managed by the Adviser, comprising 135 separate investment portfolios, currently have approximately 6.5 million shareholder accounts.

         Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange ("NYSE"). As of October 2, 2000, AXA Financial and certain of its subsidiaries were the beneficial owners of approximately 52% of the outstanding Alliance units. Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30% of the outstanding Alliance Units.* Equity interests in Alliance Holding are traded on the NYSE in the form of units. Approximately 98% of such units are owned by the public and management or employees of Alliance and approximately 2% are owned by AXA Financial. As of June 30, 2000, AXA, a French insurance holding company, owned approximately 60% of the issued and outstanding shares of common stock of AXA Financial.

         Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Company. Such officers and employees may be employees of the Adviser or its affiliates.

         The Adviser is, under the Advisory Agreement,
responsible for certain expenses incurred by the Fund, including,
____________________

* Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the reorganization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser and ownership of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc. the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.

for example, office space and certain other equipment, investment advisory and administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Company prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. The Fund may employ its own personnel or contract for services to be performed by third parties. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Board of Directors. The Fund paid to the Adviser a total of $0 in respect of such services during the Fund's fiscal year ended October 31, 2000.

         For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser at an annualized rate of 0.90% of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly. The Adviser has agreed for the current fiscal year to waive its fee and/or bear certain expenses so that total operational expenses do not exceed on an annual basis 1.00% and 1.30% of average net assets, respectively, for Class I and Class II shares.

         For the fiscal period ended October 31, 1998, and the fiscal years ended October 31, 1999 and October 31, 2000, the Adviser received advisory fees of $123,142, $100,714 and $19,942, respectively, from the Fund. Of that, $123,142 was waived and/or reimbursed by the Adviser for the fiscal period ended October 31, 1998, $100,714 was waived and/or reimbursed by the Adviser for the fiscal year ended October 31, 1999 and $266,687 was waived and/or reimbursed by the Adviser for the fiscal year ended October 31, 2000.

         The Advisory Agreement became effective on November 14, 1997. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Directors including the Directors who are not parties to the Advisory Agreement or interested persons, as defined by the 1940 Act, of any such party at a meeting called for that purpose held November 7, 1997, and by the Company's initial shareholder on November 3, 1997.

         The Advisory Agreement will continue in effect only so long as its continuance is approved annually by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Board of Directors, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined in the 1940 Act. Most recently, the Board of Directors approved the continuance of the Advisory Agreement for the Fund for another annual term at a meeting held on October 17-19, 2000.

         The Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the Fund's outstanding voting securities, by a vote of a majority of the Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser will not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Adviser have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by other of its clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AFD Exchange Reserves, The Alliance Fund, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, AllianceBernstein Disciplined Value Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Money Market Fund, Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II,

Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., AllianceBernstein Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, EQ Advisors Trust and Sanford C. Bernstein Fund, Inc., all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Consultant to the Adviser With Respect
to Investment in Real Estate Securities

         The Adviser, with respect to investment in real estate securities, has retained as a consultant CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. In 1999, CBRE completed 30,554 sale and lease transactions, managed over 14,063 client properties, created approximately $6.0 billion in commercial mortgage originations, and completed 17,333 appraisal and consulting assignments. In addition, they advised and managed for institutions over $8 billion in real estate investments. CBRE will make available to the Adviser the CBRE National Real Estate Index, which gathers, analyzes and publishes targeted research data for more than 65 metropolitan markets in North America. This information provides a substantial component of the research and data used to create the REIT/Score model. As a consultant, CBRE provides to the Adviser, at the Adviser's expense, such in-depth information regarding the real estate market, the factors influencing regional valuations and analysts of recent transactions in office, retail, industrial and multi-family properties as the Adviser shall from time to time request. CBRE will not furnish advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

         CBRE is one of the three largest fee-based property management firms in the United States, the largest commercial real estate lease brokerage firm in the country, the largest investment property brokerage firm in the country, as well as one of the largest publishers of real estate research, with approximately 10,000 employees worldwide. CBRE will provide the Adviser with exclusive access to its REIT/Score model which ranks approximately 135 of the largest public REITs based on the relative attractiveness of the property markets in which they own real estate. This model scores the approximately 14,000 individual properties owned by these companies. REIT/Score is in turn based on CBRE's National Real Estate Index which gathers, analyzes and publishes targeted research for more than 65 metropolitan markets in North America. CBRE has previously provided access to its REIT/Score model results primarily to the institutional market through subscriptions. The model is no longer provided to any research publications and Real Estate Investment Institutional Fund is currently the only mutual fund available to retail investors that has access to CBRE's REIT/Score model.

Directors and Officers

         The Directors and principal officers of the Company, their ages and their primary occupations during the past five years are set forth below. Each of the Directors and officers are trustees, directors and officers of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105.

Directors

         JOHN D. CARIFA,** 55, Chairman of the Board is the
President, Chief Operating Officer and a Director of Alliance
Capital Management Corporation ("ACMC"), with which he has been associated since prior to 1996.

         RUTH BLOCK, 70, was formerly Executive Vice President and Chief Insurance Officer of The Equitable Life Assurance Society of the United States; Chairman and Chief Executive Officer of Evlico; Director of Avon, Tandem Financial Group and Donaldson, Lufkin & Jenrette Securities Corporation. She is currently a Director of Ecolab Incorporated (specialty chemicals) and BP Amoco Corporation (oil and gas). Her address is P.O. Box 4623, Stamford, Connecticut, 06903.

         DAVID H. DIEVLER, 71, is currently an independent
consultant.  Until December 1994 he was Senior Vice President of
ACMC responsible for mutual fund administration.  Prior to
____________________

**     An "interested person" of the Fund as defined in the 1940
       Act.

joining ACMC in 1984 he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that he was a Senior Manager at Price Waterhouse & Co., member of American Institute of Certified Public Accountants since 1953. His address is P.O. Box 167, Spring Lake, New Jersey, 07762.

         JOHN H. DOBKIN, 59, is a consultant. Formerly, he was a Senior Adviser (June 1999-June 2000) and President (December 1989-May 1999) of Historic Hudson Valley (historic preservation). Previously, he was Director of the National Academy of Design. During 1988-92, he was a Director and Chairman of the Audit Committee of ACMC. His address is P.O. Box 12, Annandale, New York 12504.

         WILLIAM H. FOULK, JR., 68, is an Investment Adviser and independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he has been associated since prior to 1996. He was formerly Deputy Comptroller of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. His address is Suite 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         CLIFFORD L. MICHEL, 61, is Senior Counsel at the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1996. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 66, is a Senior Counsel of the law firm of Orrick, Herrington & Sutcliff LLP since prior to 1996. He was formerly a senior partner and a member of the Executive Committee of that firm. He was also a member of the Municipal Securities Rulemaking Board and a Trustee of the Museum of the City of New York. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

Officers

         JOHN D. CARIFA, Chairman and President, see biography above.

         ALFRED HARRISON, Executive Vice President, 63, is Vice
Chairman of the Board of ACMC, with which he has been associated since prior to 1996.

         ALDEN M. STEWART, Executive Vice President, 55, is an
Executive Vice President of ACMC, with which he has been associated since prior to 1996.

         JANE MACK GOULD, Executive Vice President, 62, is a
Senior Vice President of ACMC, with which she has been associated since prior to 1996.

         KATHLEEN A. CORBET, Senior Vice President, 41, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1996.

         DANIEL G. PINE, Senior Vice President, 49, has been associated with the Adviser since prior to 1996.

         THOMAS BARDONG, Vice President, 55, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         MARK J. CUNNEEN, Vice President, 40, is a Senior Vice President of ACMC, with which he has been associated since 1999. Prior thereto, he was head of INVESCO's New York Small Cap Equity Group and was responsible for overall portfolio management and the research of small cap technology industries. Previously, he was a small cap portfolio manager and analyst of Chancellor Capital Management since prior to 1996.

         DAVID KRUTH, Vice President, 36, is a Vice President of
ACMC, with which he has been associated since 1997. Prior thereto he was a Senior Vice President of the Yarmouth Group since prior to 1996.

         DANIEL NORDBY, Vice President, 56, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

         MARK D. GERSTEN, Treasurer and Chief Financial Officer,
50, is a Senior Vice President of Alliance Global Investor
Services, Inc. ("AGIS"), with which he has been associated since prior to 1996.

         VINCENT S. NOTO, Controller, 36, is a Vice President of
AGIS, with which he has been associated since prior to 1996.

         EDMUND P. BERGAN, JR., Secretary, 50, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and AGIS, with which he has been associated since prior to 1996.

         DOMENICK PUGLIESE, Assistant Secretary, 39, is a Senior
Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1996.

         ANDREW L. GANGOLF, Assistant Secretary, 46, is a Senior
Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1996.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 2000, the aggregate compensation paid to each of the Directors during calendar year 2000 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.


                                                              Total Number
                                               Total Number   of Investment
                                               of Investment  Portfolios
                                               Companies in   within the
                                               the Alliance   Alliance Fund
                                Total          Complex,       Complex,
                                Compensation   Including the  Including
                                from the       Fund, as to    the Fund, as
                   Aggregate    Alliance Fund  which the      to which the
                   Compensation Complex,       Director is a  Director is a
                   from the     Including the  Director or    Director or
Name of Director   Fund         Fund           Trustee        Trustee

John D. Carifa         $-0-      $  -0-              45            103
Ruth Block             $960      $155,738            34             80
David H. Dievler       $987      $223,025            40             86
John H. Dobkin         $987      $187,175            37             83
William H. Foulk, Jr.  $986      $220,738            41             99
Clifford L. Michel     $941      $171,138            35             83
Donald J. Robinson     $987      $160,777            37             93

         As of February 2, 2001, the Directors and officers of the Company as a group owned less than 1% of the Class I and Class II shares of the Fund.

_________________________________________________________________

                      EXPENSES OF THE FUND
_________________________________________________________________

Distribution Services Agreement

         The Company has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's Class I and Class II shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class II shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         During the Fund's fiscal year ended October 31, 2000, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class II shares, in amounts aggregating $1.00, which constituted approximately 0.30% of the aggregate average daily net assets attributable to Class II shares during the period, and the Adviser made payments from its own resources as described above aggregating $1,177,940. Of the $1,177,941 paid by the Fund and the Adviser with respect to the Class II shares under the Agreement, $118,983 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $568,890 for compensation to broker-dealers and other financial intermediaries (including $287,604 to the Fund's Principal Underwriters), $12,703 for compensation to sales personnel, $477,365 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class II shares financing.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued.
Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Company, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office.

         The Agreement became effective on November 14, 1997.
The Agreement will continue in effect so long as its continuance is specifically approved annually by the Directors or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. The Agreement was approved for another annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, at their meeting held on October 17-19, 2000.

         In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its Class II shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may, in turn, pay part or all of such compensation to brokers or other persons for their distribution assistance.

         In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class II shares (i) no distribution services fee (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class.

Transfer Agency Agreement

         Alliance Global Investor Services, Inc., an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of account holders of each of the Class I and Class II shares of the Fund, plus reimbursement for its out-of-pocket expenses. The transfer agency fee with respect to the Class II shares is higher than the transfer agency fee with respect to the Class I shares. For the fiscal year ended October 31, 2000, the Fund paid Alliance Global Investor Services $3,561 pursuant to the Transfer Agency Agreement.

Code of Ethics

         The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940
Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

_________________________________________________________________

                       PURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Prospectus under the heading "Purchase and Sale of Shares-
-How To Buy Shares."

General

         Class I shares of the Fund may be purchased and held solely (i) through accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter,
(ii) through employee benefit plans, including defined contribution and defined benefit plans ("Employee Plans"), that have at least $10 million in assets, (iii) by investment advisory clients of the Adviser or its affiliates, (iv) by (a) officers and present or former Directors of the Company, (b) present or former directors and trustees of other investment companies managed by the Adviser, (c) present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Global Investor Services, Inc. and their affiliates, (d) officers and directors of ACMC, the Principal Underwriter, Alliance Global Investor Services, Inc. and their affiliates, (e) (1) the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any person listed in (a) through (d), (2) any trust, individual retirement account or retirement plan account for the benefit of any person listed in (a) through (d) or a relative of such person, or (3) the estate of any person listed in (a) through (d) or a relative of such person, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund), (v) by (a) the Adviser, the Principal Underwriter, Alliance Global Investor Services, Inc. and their affiliates or (b) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Global Investor Services, Inc. and their affiliates, (vi) through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter, and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent,
(vii) by directors and present or retired full-time employees of CBRE, and (viii) through registered investment advisers (a "Bernstein Advisor") at the Bernstein Investment Management and Research Unit of Alliance.

         Class II shares of the Fund may be purchased and held solely (i) by investors participating in wrap fee or other similar programs offered by registered broker-dealers or other financial intermediaries that meet certain requirements established by the Principal Underwriter, and (ii) Employee Plans that have at least $10 million in assets.

         The shares of the Fund are offered on a continuous basis at a price equal to their net asset value. The minimum initial investment in the Company is $2,000,000, which may be invested in any one or more of the Funds. Investments made through fee-based or "wrap fee" programs will satisfy the minimum initial investment requirement if the fee-based or "wrap fee" program, as a whole, invests at least $2,000,000 in one or more of the Funds. For any shares of the fund bought through a Bernstein Advisor, the minimum initial investment is $10,000, with no minimum for subsequent investments. There is no minimum for subsequent investments. The minimum initial investment may be waived in the discretion of the Company.

         Investors may purchase shares of the Fund through their financial representatives. A transaction, service, administrative or other similar fee may be charged by your financial representative with respect to the purchase, sale or exchange of shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, as described in the Prospectus and this Statement of Additional Information, including requirements as to the minimum initial and subsequent investment amounts.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value. On each Company business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently
4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Company business day is any day on which the Exchange is open for trading.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day. In the case of orders for the purchase of shares placed through financial representatives, the applicable public offering price will be the net asset value as so determined, but only if the financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The financial representative is responsible for transmitting such orders by 5:00 p.m. If the financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the financial representative. If the financial representative receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Company business day, the order to purchase shares is automatically placed the following Company business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount purchased by the subscriber. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or the subscriber's financial representative. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theatre performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class I and Class II shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that
(i) Class II has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fees are paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class II shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class II shares, then such amendment will also be submitted to the Class I shareholders and the Class II and Class I shareholders will vote separately thereon by class and
(ii) Class I shares are subject to a conversion feature.

         The Directors have determined that currently no conflict of interest exists between Class I and Class II shares. On an ongoing basis, the Directors, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Conversion of Class I Shares to Class II Shares

         Class I shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Class I shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Class I shares as described in this Statement of Additional Information (each, a "Conversion Event"), then all Class I shares held by the shareholder will convert automatically to Class II shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Class I shares will not constitute a Conversion Event. The Conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class II shares currently bear a .30% distribution services fee. Class I shares do not have any distribution services fee. As a result, Class II shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Class I shares.

         The conversion of Class I shares to Class II shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class I shares to Class II shares does not constitute a taxable event under federal income tax law. The conversion of Class I shares to Class II shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Class I shareholder would be required to redeem his Class I shares, which would constitute a taxable event under federal income tax law.

_________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Prospectus under the heading "Purchase and Sale of Shares- -How to Sell Shares." If you are a shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein. Similarly, if you purchased your shares through your Bernstein Advisor, you must redeem your shares through your Bernstein Advisor, and no exchanges are permitted.
A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of shares made through such financial representative.

Redemption

         Subject to the limitations described below, the Company's Articles of Incorporation require that the Company redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. There is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact the shareholder's financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price normally will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Payment received by a shareholder upon redemption or repurchase of the shareholder's shares, assuming the shares constitute capital assets in the shareholder's hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Company containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Company with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Company for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Company. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Global Investor Services, Inc. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts) and must be made by 4:00 p.m. Eastern time on a Company business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check, once in any 30-day period, of shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Company business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Global Investor Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Global Investor Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Global Investor Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Company reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued,
(ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Company nor the Adviser, the Principal Underwriter or Alliance Global Investor Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Company reasonably believes to be genuine. The Company will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Company did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial representatives may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Company may repurchase shares through the Principal Underwriter or selected financial intermediaries. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request, except that requests placed through selected financial representatives before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected financial intermediaries may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the financial representative. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through the shareholder's financial representative. Neither the Company nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares. Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial representative, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Company reserves the right to close out an account that has remained below $200 for at least 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Company is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_________________________________________________________________

                      SHAREHOLDER SERVICES
_________________________________________________________________

         The following information supplements that set forth in the Prospectus under the heading "Purchase and Sale of Shares- -Shareholder Services." If you are a shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of shares made through such financial representative.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of any other Fund and for Class A shares of any other Alliance Mutual Fund (as defined below). Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Global Investor Services, Inc. by
4:00 p.m. Eastern time on a Company business day in order to be effected at that day's net asset value.

         Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
AllianceBernstein Disciplined Value Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.

Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
Alliance Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Small Cap Growth Portfolio
  -Technology Portfolio
Alliance Technology Fund, Inc.
AllianceBernstein Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
Sanford C. Bernstein Fund, Inc.
  -Bernstein Government Short Duration Portfolio
  -Bernstein Short Duration Plus Portfolio
  -Bernstein Intermediate Duration Portfolio
  -Bernstein Short Duration New York Municipal Portfolio
  -Bernstein Short Duration California Municipal Portfolio
  -Bernstein Short Duration Diversified Municipal Portfolio
  -Bernstein New York Municipal Portfolio
  -Bernstein California Municipal Portfolio
  -Bernstein Diversified Municipal Portfolio

  -Bernstein Tax-Managed International Value Portfolio
  -Bernstein International Value II Portfolio
  -Bernstein Emerging Markets Value Portfolio

         Please read carefully the portions of the prospectus of the Fund or Alliance Mutual Fund, as applicable, into which you wish to exchange before submitting the request. Call Alliance Global Investor Services, Inc. at (800) 221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus or the prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Fund or the Alliance Mutual Fund, as applicable, whose shares are being exchanged of
(i) proper instructions and all necessary supporting documents as described in that fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

         Each Fund shareholder, and the shareholder's financial representative, are authorized to make telephone requests for exchanges unless Alliance Global Investor Services, Inc., receives a written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through the exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Global Investor Services, Inc. with their account number and other details of the exchange at
(800) 221-5672 before 4:00 p.m., Eastern time, on a Company business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Company business day will be processed as of the close of business on that day.
During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Global Investor Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Global Investor Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         None of the Company, the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Global Investor Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Company reasonably believes to be genuine. The Company will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Company did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial representatives, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Company has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Global Investor Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

                   Alliance Global Investor Services, Inc.
                   Retirement Plans
                   P.O. Box 1520
                   Secaucus, New Jersey 07096-1520

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Global Investor Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Global Investor Services, Inc.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a listing of the Fund's investments, financial statements and, in the case of the annual report, the report of the Company's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption of shares by the shareholder. By contacting his or her broker or Alliance Global Investor Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

_______________________________________________________________

                         NET ASSET VALUE
_______________________________________________________________

         The per share net asset value is computed in accordance with the Company's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily
4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicted below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price, If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Fund's, net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the

Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class I shares and Class II shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_______________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________

United States Federal Income Taxes

         General. The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things,
(i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

         If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

         The Fund intends to also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

         The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income or excise taxes. However, exchange control or other regulations on the repatriation of investment income, capital or the proceeds of securities sales, if any exist or are enacted in the future, may limit the Fund's ability to make distributions sufficient in amount to avoid being subject to one or both of such federal taxes.

         Dividends and Distributions. The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Due to distributions of amounts representing a return of capital the Fund will receive from REITs in which the Fund is invested, distributions made by the Fund may also include nontaxable returns of capital, which will reduce a shareholder's basis in shares of the Fund. If a shareholder's basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. Dividends paid by the Fund and received by a corporate shareholder are eligible for the dividends received deduction to the extent that the Fund's income is derived from qualifying dividends received from domestic corporations. Dividends received from REITs generally do not constitute qualifying dividends. A corporate shareholder's dividends received deduction generally will be disallowed unless the corporate shareholder holds shares in the Fund for at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder becomes entitled to receive the dividend. In determining the holding period of shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. In addition, the dividends received deduction will be disallowed to the extent the investment in shares of the Fund is financed with indebtedness.

         Distributions of net capital gain will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

         After the end of the taxable year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

         It is the present policy of the Fund to distribute to shareholders all net investment income and realized capital gains, if any, quarterly. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends. The amount of any dividend or distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments.

         Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

         Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         Backup Withholding. The Fund may be required to withhold United States federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

         Taxation of Foreign Shareholders. The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

         Short Sales. In general, gain or loss realized by the Fund on the closing of a short sale will be considered to be short-term capital gain or loss.

         Real Estate Mortgage Investment Conduits. The Fund may invest in REMICs. Interests in REMICs are classified as either "regular" interests or "residual" interests. Regular interests in a REMIC are treated as debt instruments for federal income tax purposes to which the rules generally applicable to debt obligations apply. If regular interests in a REMIC are issued at a discount, application of the original issue discount provisions of the Code may increase the amount of the Fund's net investment income available to be distributed to shareholders, potentially causing the Fund to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.

         Under the Code, special rules apply with respect to the treatment of a portion of the Fund income from REMIC residual interests. (Such portion is referred to herein as "Excess Inclusion Income".) Excess Inclusion Income generally cannot be offset by net operating losses and, in addition, constitutes unrelated business taxable income to entities which are subject to the unrelated business income tax. The Code provides that a portion of Excess Inclusion Income attributable to REMIC residual interests held by regulated investment companies such as the Fund shall, pursuant to regulations, be allocated to the shareholders of such regulated investment company in proportion to the dividends received by such shareholders. Accordingly, shareholders of the Fund will generally not be able to use net operating losses to offset such Excess Inclusion Income. In addition, if a shareholder of the Fund is a tax-exempt entity not subject to the unrelated business income tax and is allocated any amount of Excess Inclusion Income, the Fund must pay a tax on the amount of Excess Inclusion Income allocated to such shareholder at the highest corporate rate. Any tax paid by the Fund as a result of this requirement may be deducted by the Fund from the gross income of the residual interest involved. A shareholder subject to the unrelated business income tax may be required to file a return and pay a tax on such Excess Inclusion Income even though a shareholder might not have been required to pay such tax or file such return absent the receipt of such Excess Inclusion Income. It is anticipated that only a small portion, if any, of the assets of the Fund will be invested in REMIC residual interests. Accordingly, the amount of Excess Inclusion Income, if any, received by the Fund and allocated to its shareholders should be quite small. Shareholders that are subject to the unrelated business income tax should consult their own tax advisor regarding the treatment of their income derived from the Fund.

_______________________________________________________________

                     PORTFOLIO TRANSACTIONS
_______________________________________________________________

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. The Adviser determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

         Neither the Company nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be used by the Adviser in connection with the Fund.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         During the fiscal period December 9, 1997 (commencement of the operations) to October 31, 1998 and fiscal years ended
1999 and 2000, respectively, the Fund incurred brokerage commissions amounting in the aggregate to $51,639, $66,558 and $21,131, respectively.

         During the fiscal periods ended October 31, 1998, 1999 and 2000, respectively, brokerage commissions amounting in the aggregate to $0, $706 and $0, respectively, were paid to SCB & Co. During the fiscal year ended October 31, 2000, the brokerage commissions paid to SCB & Co. constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended October 31, 2000, of the Fund's aggregate dollar amount of brokerage commissions, 0% were effected through SCB & Co. During the fiscal year ended October 31, 2000, transactions in portfolio securities of the Fund aggregating $8,821,681 with associated brokerage commissions of approximately $9,827 were allocated to persons or firms supplying research services to the Fund or the Adviser.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

Capitalization

         The Company is a Maryland corporation organized on October 3, 1997. The authorized capital stock of the Company consists of 24,000,000,000 shares, of which 3,000,000,000 shares are Class I shares of the Fund and 3,000,000,000 shares are Class II shares of the Fund, each having $.001 par value. The balance of the shares of the Company are Class I and Class II shares of the Company's other five portfolios.

         All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a new portfolio, each share of each portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting portfolios differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act, are available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         As of February 2, 2001 there were 227,215 Class I shares and 3,886 Class II shares of common stock of the Fund outstanding. To the knowledge of the Fund, the following persons owned, of record or beneficially, 5% or more of a class of the outstanding shares of the Fund as of February 2, 2001:

Name and Address                  Shares            % of Class

Class I

Trust for Profit Sharing
Plan for Employees of
Alliance Capital Management, L.P.
Attn: Jill Smith 32nd Fl.
1345 Avenue of Americas
New York, NY 10105               205,974            90.65%


Charles Schwab & Co.
For the Exclusive Benefit of
Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4122      12,133             5.34%

Class II

H&R Block Financial Advisors Inc.
FBO 16501896
751 Griswold St.
Detroit, MI 48226-3224             3,827            98.48%

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, will act as the Fund's custodian for the assets of the Fund but plays no part in decisions as to the purchase or sale of portfolio securities. Subject to the supervision of the Directors, State Street Bank and Trust Company may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

         Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, New York. Seward & Kissel LLP has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Auditors

         Ernst & Young LLP, New York, New York, has appointed as independent auditors for the Company.

Performance Information

         From time to time the Fund advertises its "total return." Such advertisements disclose the Fund's average annual compounded total return for the periods prescribed by the Commission. Computed separately for each class, the Fund's "total return" is its average annual compounded total return for its most recently completed one, five and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid.

         The Fund's total return is computed separately for Class I and Class II shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses.
Total return information is useful in reviewing the Fund's performance, but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements may quote performance rankings or ratings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or may compare the Fund's performance to various indices. Advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as The Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

         The Fund's average total return is computed separately for Class I and Class II shares. The average annual compounded total return based on net asset value for the one-, five- and ten year periods ended October 31, 2000 (or since inception through that date, as noted) were as follows:

                12 Months       Inception
                Ended           through          10 Years Ended
                10/31/00        10/31/00         10/31/00
                _________       _____________    ______________

Class I         18.28%          (3.82)%*         N/A

Class II        17.86%          (4.14)%*         N/A

*   Inception Dates:   Class I  - December 9, 1997
                       Class II - December 9, 1997

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Global Investor Services, Inc. at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

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     REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
_______________________________________________________________

         The financial statements and the report of Ernst & Young LLP of Alliance Institutional Funds, Inc. are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is dated October 31, 2000 and was filed on January 11, 2001. It is available without charge upon request by calling Alliance Global Investor Services, Inc. at
(800) 227-4618.








































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